Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™

Twin Disc, Incorporated
November 8, 2011

Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on
 management’s current expectations that are based on
 assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these
 assumptions and actual performance. Investors are referred to
 Twin Disc’s fiscal year 2011 Annual Report and Form 10-K,
 “Management’s Discussion and Analysis of Financial Condition
 and Results of Operations - Forward-Looking Information,” which outlines certain risks regarding the Company’s forward-looking statements. Copies of the Company’s SEC filings may be
 obtained from the SEC, and are available on Twin Disc’s web site
 (www.twindisc.com), or by request from the Investor Relations department at the Company.

Twin Disc, Incorporated
November 8, 2011

• Founded in 1918
• Headquartered in Racine, WI
• ≈941 employees (FYE ‘11)
• TTM Revenues of $330M*
 FY11 Revenues of $310M
 FY10 Revenues of $228M
• We are a global company
 – Well-known customers
 around the world
 – Mfg Operations in the U.S.,
 Italy, Belgium, Switzerland
 and Japan (JV)
 – World-wide distributor
 network
 – Global: 59% of fiscal 2011
 sales to international
 markets
2
1
1
#
Manufacturing location (# of facilities in each location)
Company owned distribution/service location
Purchasing/sourcing offices
* See Appendix XI for reconciliation of TTM figures to reported figures.
Twin Disc At A Glance

Twin Disc, Incorporated
November 8, 2011
FY 2011 Financial Highlights
$ millions
$ millions
• Quarterly sequential sales &
 earnings improvement
 – Sales up over 36% vs. FY ’10
 – Earnings up over $18 million
• Key Markets
 – Oil & gas markets experienced strong
 growth in shipments and order backlog
 – Sales in the Pacific Rim continued strong,
 at record levels
 – Modest recovery in Mega Yacht and
 European markets off of fiscal ‘10 lows
 – Patrol boat business continued to expand
 – ARFF, Military and Commercial Marine
 were steady

Twin Disc, Incorporated
November 8, 2011

Net Sales & Net Earnings
(First Fiscal Quarter)
• Sales up 33%
 – Oil & gas markets strong
 – Most end markets showing growth
 – Record 6-month backlog at $165
 million
• $9.6 million profit, up $6.4 million
 – Record Diluted EPS of $0.83
 – Record GM% of 37.8%
+30%
+32%

Twin Disc, Incorporated
November 8, 2011
• Industrial markets showing
 modest growth
 – Agriculture, irrigation,
 recycling and construction
• ARFF and Military holding
 steady
 – ARFF: Continue to
 increase market share with
 ‘pump & roll’ transmissions
• Oil & Gas markets picking up
 – Orders and sales increasing
 globally for 8500 & air
 clutches
 – New 7500 series

Twin Disc, Incorporated
November 8, 2011

Marine & Propulsion Systems
• Pleasure Craft market continues
 soft worldwide
 – However, building share of
 market with new technology
 – Modest growth in sales & backlog
 began in 2nd half of FY11
 – Cat announcements in Q1
• Work Boat market steady
 – Europe soft
 – North America picking up
 – Asia-Pacific continues to show
 positive long-term trends
• Patrol Boat market experiencing
 global growth
 – Asian market experiencing strong
 growth

Twin Disc, Incorporated
November 8, 2011

Corporate Profile - Geographic Diversity
Sales (as a % of total sales)
59%
International Sales
USA
Rest of
World

Twin Disc, Incorporated
November 8, 2011

Managing Our Cost Structure
CAPEX
 • Investing in core competencies
 • Expanding presence in low cost manufacturing locations
 • Spent over $77 million over past 7 yrs

Twin Disc, Incorporated
Sourcing Offices
November 8, 2011
Managing Our Cost Structure
Low Cost
Lower Cost
Corporate HQ/Mfg
Mfg locations

Twin Disc, Incorporated
November 8, 2011

What Differentiates Us?
• Technology
 – Oil & Gas
 • 8500 Series
 • 7500 Series

 – ARFF
 • “Pump & Roll”
 – Military
 • “Legacy” Contracts

 – Marine
 • Patented QuickShift®
 • Express Joystick System®

 • Dynamic Positioning/DPII
 • Rolla CFD

Twin Disc, Incorporated
November 8, 2011

What Differentiates Us?
• 93+ Years of Proven Application Know-How
• Niche Market Focus
• Product/Market & Geographic Diversity
• Core Manufacturing Capabilities
#
Mfg location
Co.-owned dist.
3rd Party dist.
Service dealers

Twin Disc, Incorporated
Looking Ahead

Twin Disc, Incorporated
November 8, 2011

FY04
FY05
FY06
FY07
$ millions
Corporate Six Month Backlog
(Mfg Orders to be shipped in the next 6 months)
FY08
FY09
FY11
FY10
+172%
FY12

Twin Disc, Incorporated
November 8, 2011

Fiscal Year 2012 Outlook
• FY 2012 will be another strong year
• Oil and Gas experiencing record demand
 – Continuing introduction of 7500 Series Transmission
• Marine markets will remain mixed
 – Pleasure Craft improving off of low base - EJS impact
 – Work Boat, despite US Gulf, showing improvement
 – Patrol Boat market is expanding
• Industrial, ARFF & Military showing modest growth
• Asian market continues at record levels; Europe is slow;
 while US (excluding Oil and Gas) is improving modestly

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™

Twin Disc, Incorporated
Appendices

Twin Disc, Incorporated
November 8, 2011
Corporate Profile - Market Diversity
Pleasure Craft Market:

• Target Markets: High speed
 planing and displacement yachts
 from 50’ to 150’, diesel-powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls, EJS
• Channels: Engine OEMs &
 dealers, & boat builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Azimuth, Baia,
 Ferretti, Maritimo, Palmer
 Johnson, Riviera, Sanlorenzo,
 Sunseeker
• Competition: ZF, Reintjes /
 Kamewa /Side Power, Ultraflex
Appendix I

Twin Disc, Incorporated
November 8, 2011

Corporate Profile - Market Diversity
Work Boat Market:

• Target Markets: planing and
 displacement vessels from 30’ to
 250’, diesel-powered
• Products: Transmissions,
 Propellers, MCD’s, Water Jets,
 Controls
• Channels: Engine OEMs &
 dealers, boat builders &
 distribution
• Customers: CAT, Cummins,
 IVECO, Mitsubishi, Volvo /
 Damen / Sewart Supply
 (operators: Secor, Tidewater,
 Groupe Bourbon)
• Competition: ZF, Reintjes /
 Kamewa, Hamilton
Appendix II

Twin Disc, Incorporated
November 8, 2011

Corporate Profile - Market Diversity
Patrol Boat Market:
• Target Markets: military, patrol
 and coast guard vessels from 30’
 to 90’, diesel-powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls, EJS
• Channels: Engine OEMs &
 dealers, naval authorities & boat
 builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Indian Navy/Coast
 Guard, Israeli Navy, Turkish
 Coast Guard, USCG, US Navy,
 RCMP
• Competition: ZF / Kamewa
Appendix III

Twin Disc, Incorporated
November 8, 2011

QuickShift®
Transmissions
EJS®/Electronic
Controls
Bow Thrusters
Anchor Winches
Gangways
Trim Tabs, Stern Thrusters
Power Steering
Marine Transmissions, Propulsion & Boat Management Systems
Corporate Profile - Market Diversity
We have been very successful “bundling” more marine products
 • Increasing content and value on each vessel
 • Working directly with the shipyards
 • Industry expert on vessel performance and handling
Appendix IV

Twin Disc, Incorporated
November 8, 2011
Corporate Profile - Market Diversity
Industrial Products:

• Target Market:  Heavy duty
 industrial disconnect applications
• Products: Mechanical & hydraulic
 clutches, PTOs & pump mount
 drives, 100 - 2,500 HP
• Channels: Distribution & OEMs
• Customers: Bandit, Morbark,
 Peterson Pacific / OEM engine
 dealers
• Competitors: Funk, NACD, PT
 Tech, Stiebel, Transfluid, WPT
Appendix V

Twin Disc, Incorporated
November 8, 2011

Corporate Profile - Market Diversity
Industrial Transmissions:

• Target Market:  Off-highway and
 all-terrain specialty vehicles,
 diesel powered
• Products: Powertrain
 components - 400 to 3,000 HP
• Channel: OEM vehicle mfrs.
• Customers: BAE, Rosenbauer,
 Oshkosh, Tatra / BJ Services,
 Cisco High-Lift, Crown Energy,
 Enerflo, Fractec, MG Bryan,
 Trican, Tai’an, Zoomlion
• Competitors: Allison, Cat
Appendix VI

Twin Disc, Incorporated
November 8, 2011
Frac Rig Diagram
Engine
Transmission
Pump
Appendix VII

Twin Disc, Incorporated
November 8, 2011

$ millions
% sales
* See Appendix XI for reconciliation of TTM figures to reported figures.
Appendix VIII

Twin Disc, Incorporated
November 8, 2011

Non-GAAP Financial Disclosures
Non-GAAP Financial Disclosures
Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles (“GAAP”). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-
GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company’s business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.
Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)
The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.
Appendix IX

Twin Disc, Incorporated
November 8, 2011

Reconciliation of Net Earnings to EBITDA
* See Appendix XI for reconciliation of TTM figures to reported figures.
Appendix X

Twin Disc, Incorporated
November 8, 2011

Reconciliation of TTM Data to Reported Quarterly Figures
Appendix XI

Twin Disc, Incorporated
November 8, 2011

Fiscal Year Condensed Consolidated Statements of Operations
Appendix XII

Twin Disc, Incorporated
November 8, 2011

1st Fiscal Qtr Condensed Consolidated Statements of Operations
Appendix XIII

Twin Disc, Incorporated
November 8, 2011

$317
$310
$332
$296
Historical Net Sales by Segment
Appendix XIV
$228

Twin Disc, Incorporated
November 8, 2011

Historical Net Earnings by Segment (before Corporate Expense)
Appendix XV

Twin Disc, Incorporated
November 8, 2011

Express Joystick System® in Action
Go to http://www.twindisc.com/MarineProducts/EJS.html to see the new revolutionary Twin Disc Express Joystick System® in action.

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™